Exhibit 1.1

BARCLAYS PLC

Debt Securities

Underwriting Agreement—

Standard Provisions

From time to time Barclays PLC, a public limited company organized under the laws of England and Wales (the “Company”), proposes to enter into one or more Pricing Agreements (each a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue certain of the Company’s Debt Securities (the “Securities”) specified in Schedule II to the applicable Pricing Agreement (the “Designated Securities”) and to issue to the firms named in Schedule I to such Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the Securities specified therein).

The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and (i) in the case of senior debt obligations (“Senior Debt Securities”), in or pursuant to the Senior Debt Securities Indenture, dated January 17, 2018, between the Company and The Bank of New York Mellon, London Branch, as Trustee, filed with the Securities and Exchange Commission (the “Commission”) on January 17, 2018 (the “Senior Debt Indenture”), and (ii) in the case of subordinated obligations having a stated maturity (“Dated Subordinated Debt Securities”), in or pursuant to the Dated Subordinated Debt Securities Indenture, dated May 9, 2017, between the Company and The Bank of New York Mellon acting through its London Branch, as Trustee, filed with the Commission on May 9, 2017 (the “Dated Subordinated Debt Indenture” collectively with the Senior Debt Indenture, the “Indentures” and each individually an “Indenture”). The Designated Securities will be represented by one or more definitive global securities in book-entry form which will be deposited by, or on behalf of, the Company with The Depository Trust Company (“DTC”) or its designated custodian.

1. Particular issuances of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters that act without any firm being designated as their representatives. This Agreement shall not be construed as an obligation of the Company to issue any of the Securities, or as an obligation of the Underwriters to subscribe for any of the Securities. The obligation of the Company to issue any of the Securities, and the obligation of any of the Underwriters to subscribe for any of the Securities, shall be evidenced by the Pricing Agreement relating to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount or number of the Designated Securities, the initial public offering price of such Designated Securities, the subscription price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, if any, the aggregate principal amount or number of such Designated Securities to be subscribed for by each Underwriter, the commissions, if any, payable to the Underwriters with respect thereto, such other terms of the Designated Securities as are noted in such Pricing Agreement and shall set forth the date, time and manner of delivery of such Designated Securities, and payment therefor. Each Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. Each Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

2. The Company represents and warrants to, and agrees with, each of the Underwriters that to the extent applicable to the Designated Securities:

(a) A shelf registration statement on Form F-3 (File No. 333-216377) or such other file number as specified in the applicable Pricing Agreement) relating to the Designated Securities has been filed by the Company with the Commission not earlier than three years prior to the date of the applicable Pricing Agreement; such registration statement and any post-effective amendments thereto have become effective; no stop order suspending the effectiveness of such registration statement is in effect and no proceedings for such purpose are pending before or threatened by the Commission; no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act of 1933, as amended (the “Act”) has been received by the Company; and copies of such registration statement, including exhibits and all documents incorporated by reference in the prospectus included in such registration statement and any post-effective amendments thereto, have heretofore been delivered to the Representatives for each of the other Underwriters. The various parts of such registration statement, including all exhibits thereto but excluding Forms T-1 and, if applicable, including (i) any prospectus supplement relating to the Designated Securities that is filed with the Commission and deemed by virtue of Rule 430B under the Act to be part of such registration statement, each as amended at the time such part of such registration statement became effective, and (ii) the documents incorporated by reference in the prospectus contained in such registration statement on the date of the Pricing Agreement relating to any Designated Securities, each as amended on the date of the Pricing Agreement relating to any Designated Securities, are hereinafter collectively called the “Registration Statement”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Designated Securities included in the Registration Statement or filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; such final prospectus in the form first filed pursuant to Rule 424(b) under the Act is hereinafter called the “Prospectus”; “Applicable Time” shall be as specified in the relevant Pricing Agreement; “Statutory Prospectus” as of any time means the prospectus (including, for the avoidance of doubt, any preliminary prospectus supplement) relating to the Designated Securities that is included in the Registration Statement immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof, provided that for purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be part of the Registration Statement pursuant to Rule 430B under the Act shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Act; “Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 under the Act; “Issuer Free Writing Prospectus” means any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to include the documents, if any, incorporated by reference therein pursuant to Form F-3 under the Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and so incorporated by reference; any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented relating to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424 of Regulation C, including any documents incorporated by reference therein as of the date of such filing; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any documents filed or submitted under the Exchange Act after the date of the Registration Statement which are incorporated by reference therein;

(b) No order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission;

(c) The Statutory Prospectus, as supplemented by the final term sheet prepared and filed pursuant to Section 7(a) hereof (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus, if any, listed in Schedule III to the applicable Pricing Agreement, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however that this representation and warranty shall not apply to statements or omissions made in the Pricing Disclosure Package in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use therein;

(d) The Annual Report on Form 20-F most recently filed by the Company (the “Form 20-F”) and any other documents incorporated by reference in the Prospectus or any Preliminary Prospectus, when such documents were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents, when so filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any Preliminary Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not, when so filed, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities expressly for use in the Prospectus as amended or supplemented or any Preliminary Prospectus relating to such Designated Securities;

(e) The Registration Statement, the Prospectus and the Statutory Prospectus conform, and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and the Registration Statement and the Prospectus did not, when they became effective (including as of the most recent effective date of the part of the Registration Statement relating to the offering of the Designated Securities as determined pursuant to Rule 430B(f)(2) under the Act) or were so filed, as the case may be, and any amendments or supplements thereto will not, when they become effective or are so filed, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented or any Preliminary Prospectus relating to such Designated Securities;

(f) Since the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus and the Prospectus as amended or supplemented, there has not been, otherwise than as set forth or contemplated in the Statutory Prospectus and the Prospectus as amended or supplemented, (i) any material change in the share capital, undated loan capital or dated loan capital of the Company other than such changes as have been disclosed in writing to the Representatives or (ii) any material adverse change in or affecting the business, financial condition, shareholders’ equity or results of operations of the Company and its subsidiaries on a consolidated basis;

(g) The Company and each of its principal subsidiaries, if any, have been duly incorporated or organized and are validly existing as corporations under the laws of their respective jurisdictions of incorporation or organization with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Statutory Prospectus and the Prospectus, and each has in full force and effect all permits, certificates, franchises, licenses, authorizations and similar approvals necessary in connection with the operation of its business with such exceptions as do not and will not materially adversely affect the business, financial condition, shareholders’ equity or results of operations of the Company and its subsidiaries on a consolidated basis. (The term “principal subsidiary” means any subsidiary of the Company which, together with its subsidiaries, held at the date of the latest audited financial statements included or incorporated by reference in the Prospectus more than 10% of the assets, or for the year covered by such financial statements contributed more than 10% of the revenues or net income, of the Company and its subsidiaries on a consolidated basis);

(h) The Company has an authorized capitalization as set forth in the Statutory Prospectus and the Prospectus; all of the issued shares of share capital of the Company have been duly and validly authorized and issued, are fully paid and conform to the description thereof set forth in the Statutory Prospectus and the Prospectus as amended or supplemented, and all such shares of each principal subsidiary, if any, have been duly and validly authorized and issued, are fully paid and (except for directors’ qualifying shares or as specified in the Statutory Prospectus and the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, security interests or claims, except such (of which the Company is aware of none) as do not materially adversely affect the value of such shares or interfere with the conduct of the business of the issuer of such shares or the Company’s control over such shares and such business;

(i) The Designated Securities have been duly and validly authorized and, when the Designated Securities are issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement relating to such Designated Securities, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the applicable Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the applicable Indenture has been duly authorized by the Company, is duly qualified under the Trust Indenture Act, has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors’ rights generally or by general equity principles; the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof set forth in the Prospectus or the Statutory Prospectus and the Prospectus as amended or supplemented relating to such Designated Securities;

(j) The issue and sale of the Designated Securities, and the compliance by the Company with the provisions of the Designated Securities, this Agreement, the Pricing Agreement relating to the Designated Securities, and the applicable Indenture and the consummation of the transactions contemplated herein and therein will not (to the extent relevant to the issue and sale of the Designated Securities) (i) result in a breach or violation of any provisions of the Articles of Association of the Company or (ii) result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, which breach, violation, default, creation or imposition will have a material adverse effect on the Company and its subsidiaries on a consolidated basis or have an adverse effect on the Designated Securities; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Securities, or the consummation of the other transactions contemplated by this Agreement, the Pricing Agreement relating to the Designated Securities, the applicable Indenture, except (A) the registration under the Act of the Debt Securities, (B) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the subscription for and distribution of the Designated Securities by the Underwriters, (C) where applicable, the filing of approved listing particulars or an approved prospectus or other required documentation in accordance with the rules and regulations of any securities exchange and applicable law in connection with the listing of the Designated Securities on such securities exchange, (D) the qualification of the applicable Indenture under the Trust Indenture Act and (E) such other consents, approvals, authorizations, orders, registrations or qualifications as have heretofore been, or will have been prior to each Time of Delivery (as defined in Section 5 hereof), obtained or made;

(k) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Statutory Prospectus and the Prospectus as amended or supplemented and other than litigation or proceedings which in each case will not have a material adverse effect on the business, financial condition, shareholders’ equity or results of operations of the Company and its subsidiaries on a consolidated basis; and, to the best of the Company’s knowledge, no such litigation or proceedings are threatened or contemplated by governmental authorities or threatened by others;

(l) The independent accountants of the Company who have certified certain financial statements of the Company and its subsidiaries incorporated by reference in the Statutory Prospectus and the Prospectus, are or were, as applicable, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(m) The offer and sale of the Designated Securities in the United States will not subject the Company to registration under, or result in a violation of, the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(n) Other than as described or set forth in the Registration Statement or the Statutory Prospectus and the Prospectus as amended or supplemented, no stamp or other similar issuance taxes or duties are payable by or on behalf of the Underwriters in the United Kingdom in connection with the issue of the Designated Securities, the issue of the Designated Securities to the Underwriters by the Company or the consummation of the other transactions contemplated hereunder; and

(o) Other than as described or set forth in the Registration Statement or the Statutory Prospectus and the Prospectus as amended or supplemented, under current law applicable in the United Kingdom, all payments by the Company in respect of the Designated Securities may be made without withholding or deduction for or on account of any taxes, duties assessments or charges of whatever nature imposed or levied by or on behalf of the United Kingdom or any political subdivision thereof or any authority therein or thereof having power to tax.

3. (a) Each Underwriter of Designated Securities represents, warrants and agrees with the Company that, in connection with the distribution of the Designated Securities,

(i) in relation to any Designated Securities having a maturity of less than one year: (1) it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business; and (2) it has not offered or sold and will not offer or sell any securities other than to persons:

(A) whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses; or

(B) who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses,

where the issue of the securities would otherwise constitute a contravention of Section 19 of the Financial Services and Markets Act 2000, as amended (the “FSMA”) by the Company;

(ii) directly or indirectly, it (1) has only communicated or caused to be communicated, and will only communicate or cause to be communicated, any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any Designated Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and (2) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Designated Securities in, from or otherwise involving the United Kingdom;

(b) Each Underwriter represents, warrants and agrees with the Company that it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Designated Securities to any retail investor in the European Economic Area. For the purposes of this provision, the expression “retail investor” means a person who is one (or more) of the following:

(i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or

(ii) a customer within the meaning of Directive 2002/92/EC (as amended), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or

(iii) not a qualified investor as defined in the Prospectus Directive (as defined below); and

the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Designated Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Designated Securities.

(c) If the relevant Pricing Agreement specifies that the restriction set out in Section 3(b) above does not apply, each Underwriter represents, warrants and agrees with the Company that in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”) with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of the Designated Securities to the public in that Relevant Member State, other than, from and including the Relevant Implementation Date:

(i) Qualified investors: at any time to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(ii) Fewer than 150 offerees: at any time to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the relevant Underwriter or Underwriters nominated by the Company for any such offer; or

(iii) Other exempt offers: at any time in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided, that no such offer of the Designated Securities shall require any Underwriter or the Company to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of the Designated Securities to the public” in relation to any Designated Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Designated Securities to be offered so as to enable an investor to decide to purchase or subscribe the Designated Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC (as amended including by Directive 2010/73/EU) and includes any relevant implementing measure in each Relevant Member State; and

(d) Each Underwriter of Designated Securities represents, warrants and agrees with the Company, with respect to sales of the Designated Securities in Canada, that, directly or indirectly, it shall sell the Designated Securities only to purchasers purchasing as principal that are both “accredited investors” as defined in National Instrument 45-106 Prospectus Exemptions or section 73.3 of the Securities Act (Ontario) and “permitted clients” as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

(e) Each Underwriter agrees that a determination will be made in relation to each issue about whether, for the purpose of the MiFID Product Governance rules under EU Delegated Directive 2017/593 (the “MiFID Product Governance Rules”), any Underwriter subscribing for any Designated Securities is a manufacturer in respect of such Designated Securities, but that, otherwise, neither the Underwriters, nor any of their respective affiliates will be a manufacturer for the purpose of the MiFID Product Governance Rules.

4. The several Underwriters are offering the Designated Securities for sale upon the terms and conditions set forth in the Statutory Prospectus and the Prospectus as amended and supplemented relating to such Designated Securities.

The total aggregate principal amount of Designated Securities to be subscribed for by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate principal amount of Designated Securities set forth in Schedule I to such Pricing Agreement.

5. Designated Securities to be subscribed for by each Underwriter pursuant to the Pricing Agreement will be represented by one or more global securities in book-entry form which will be deposited by, or on behalf of, the Company with DTC or its designated custodian, in each case against payment by such Underwriter or on its behalf of the subscription price therefor payable to the order of the Company in same day funds. The time, place and date of such delivery of and payment for Designated Securities shall be as specified in such Pricing Agreement, or at such other time, place and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Designated Securities is herein called the “Time of Delivery”.

6. The Company agrees with each of the Underwriters of Designated Securities:

(a) To prepare the Prospectus, as amended or supplemented in relation to the applicable Designated Securities, in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to such Designated Securities, or, if applicable, such earlier time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities which shall be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or a notice in lieu of a prospectus pursuant to Rule 173(a) under the Act) is required in connection with the offering or sale of such Designated Securities, and during such period to advise the Representatives, as soon as practicable after the Company receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act relating to the Designated Securities, of the suspension of the qualification of such Designated Securities, for offering or sale in any U.S. jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any such Preliminary Prospectus or Prospectus, or of any such notice of objection or of any such suspension of any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b) To pay the required Commission filing fees relating to the Designated Securities in accordance with the applicable provisions of the Securities Act and the rules adopted thereunder;

(c) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such U.S. jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to take any other action which would subject it to service of process in suits other than those arising out of the offering or sale of such Securities in any U.S. jurisdiction;

(d) To furnish the Underwriters with copies of the Pricing Disclosure Package, the Prospectus as amended or supplemented and the Form 20-F and any other documents incorporated by reference in the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus (or a notice in lieu of a prospectus pursuant to Rule 173(a) under the Act) is required in connection with the offering or sale of such Securities at any time prior to the expiration of nine months from the date on which the offering of such Securities commenced (the “Commencement Date”) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or a notice in lieu of a prospectus pursuant to Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus (or a notice in lieu of a prospectus pursuant to Rule 173(a) under the Act) in connection with sales of any of such Securities at any time nine months or more after the Commencement Date, upon the request of the Representatives but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act; provided, however, that if after the 90th day after the Commencement Date compliance with the foregoing provisions of this Section 6(c) would, in the opinion of United States counsel for the Company, require inclusion in the Prospectus of financial statements or portions thereof not theretofore made publicly available by the Company, or if the staff of the Commission shall require the inclusion of such financial statements, the Company shall not be required to amend or supplement such Prospectus on or before April 30 of the year in which the next Annual Report on Form 20-F of the Company is required to be filed with the Commission under the Exchange Act;

(e) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

(f) Unless otherwise specified in the Pricing Agreement, during the period beginning from the date of the applicable Pricing Agreement relating to such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives, and (ii) the Time of Delivery for such

Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company (other than pursuant to employee stock option or incentive plans or on the conversion of convertible securities outstanding on the date of this Agreement) which are substantially similar to such Designated Securities, without the prior written consent of the Representatives; and

(g) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by the Representatives and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by the Representatives promptly after reasonable notice thereof.

7. (a) The Company agrees to prepare a final term sheet, containing solely a description of the Designated Securities, in a form approved by the Representatives and to file such term sheet pursuant to Rule 433(d) under the Act within the time required by such Rule.

(b) The Company and each Underwriter agree that the Underwriters may prepare and use any Free Writing Prospectus (i) which contains only information describing the preliminary terms of the Designated Securities or their offering, (ii) which contains only information that (A) describes the final terms of the Designated Securities or their offering and (B) is included in the final term sheet described in Section 7(a) above or (iii) that is otherwise required to be filed with the Commission.

(c) Each Underwriter represents that, other than as permitted under Section 7(b) above, it has not made and will not make any offer relating to the Designated Securities that would constitute a Free Writing Prospectus without the prior consent of the Company and that Schedule III to the applicable Pricing Agreement is a complete list of any free writing prospectus for which the Underwriters have received such consent.

(d) The Company represents and agrees that it has not made and will not make any offer relating to the Designated Securities that would constitute an Issuer Free Writing Prospectus without the prior consent of the Underwriters and that Schedule III to the applicable Pricing Agreement is a complete list of any Issuer Free Writing Prospectuses for which the Company has received such consent.

(e) The Company represents, warrants and agrees that it has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus and that such Issuer Free Writing Prospectus will comply in all material respects with the requirements of the Act, including timely filing with the Commission or retention where required and legending.

(f) The Company represents, warrants and agrees that if at any time prior to the time the Prospectus is filed with the Commission, any event occurred or occurs as a result of which the Pricing Disclosure Package conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Securities) or the Statutory Prospectus or included or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter a Pricing Disclosure Package as amended or supplemented which will correct such conflict, untrue statement or omission; provided, however, that the Company will prepare and furnish with charge to each Underwriter a Pricing Disclosure Package as amended or supplemented if such Pricing Disclosure Package was amended or supplemented solely as a result of an untrue statement or omission made in the Pricing Disclosure Package made in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use therein.

8. Except where otherwise provided in the applicable Pricing Agreement, the Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following to the extent applicable: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and (except as otherwise expressly provided in Section 6(c) hereof) amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, any Pricing Agreement, the Indentures, the and any Blue Sky and Legal Investment Memoranda; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 6(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by any securities rating services for rating the Designated Securities; (v) any filing fees incident to securing any required review by the Financial Industry Regulatory Authority of the terms of the sale of the Designated Securities; (vi) all expenses in connection with the obtaining of any approval of the Company’s shareholders to the allotment and issuance of the Designated Securities; (vii) all expenses and listing fees in connection with the listing of the Designated Securities on any securities exchange; (viii) the cost of preparing and authenticating certificates for the Designated Securities; (ix) the fees and expenses of the Trustee, any agent of the Trustee and the fees and disbursements for counsel of the Trustee in connection with the Designated Securities and the Indentures; (x) the costs and charges of any transfer agent or registrar; (xi) all stamp, registration and other similar taxes and duties payable in connection with the issue of the Designated Securities as contemplated by this Agreement; (xii) all expenses incurred for preparing, reproducing and filing any Issuer Free Writing Prospectus; and (xiii) all other costs and expenses incident to the performance of its obligations hereunder, under the applicable Pricing Agreement which are not otherwise specifically provided for in this Section 8. It is understood, however, that, except as provided in this Section 8, Section 6(c), Section 10 and Section 13 hereof and in the Pricing Agreement, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on sales of any of the Designated Securities by them (excluding, for the avoidance of doubt, sales contemplated by this Agreement), and any advertising expenses connected with any offers they may make.

9. The obligations of the Underwriters under the Pricing Agreement relating to such Designated Securities shall be subject, in their reasonable discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and, except as otherwise provided in the Pricing Agreement, the following additional conditions:

(a) The final term sheet contemplated by Section 7(a) shall have been filed by the Company with the Commission within the time period prescribed by Rule 433(d) under the Act; the Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations of the Commission under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; and all requests to the Company for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) United States and (if requested) English legal counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated such Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives;

(c) Sullivan & Cromwell LLP, United States legal counsel for the Company, shall have furnished to the Representatives their written opinion, dated such Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives;

(d) Clifford Chance LLP, English legal counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives;

(e) At the Applicable Time relating to such Designated Securities and also at the Time of Delivery for such Designated Securities, the independent accountants of the Company shall have furnished to the Representatives a letter or letters, dated the date of the Applicable Time and a letter dated such Time of Delivery, respectively, in form and substance reasonably satisfactory to the Representatives to the effect set forth in Annex I to the Pricing Agreement;

(f) Since the Applicable Time relating to the Designated Securities, there shall not have been, otherwise than as set forth or contemplated in the Statutory Prospectus and the Prospectus as amended or supplemented, (i) any material change in the share capital, undated loan capital or dated loan capital of the Company other than such changes as have been disclosed to the Representatives, or (ii) any material change in or affecting the business, financial condition, shareholders’ equity or results of operations of the Company and its subsidiaries on a consolidated basis, the effect of which in each case is, in the Representatives’ judgment after consultation with the Company, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities, on the terms and in the manner contemplated in the Statutory Prospectus and the Prospectus as amended or supplemented;

(g) Since the Applicable Time relating to the Designated Securities, (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by Moody’s Investors Services, Inc. or Standard & Poor’s Corporation and (ii) neither such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;

(h) Since the Applicable Time relating to the Designated Securities (i) neither the United States nor the United Kingdom shall have become engaged in hostilities which have resulted in the declaration of a national emergency or war, (ii) there shall not have been any generally published change or development involving a prospective change in U.S. or United Kingdom taxation directly affecting the Designated Securities or the imposition of exchange controls by the United States or the United Kingdom, (iii) there shall not have been a suspension or material limitation in trading in securities generally or in securities of the Company on the New York Stock Exchange or the London Stock Exchange, or a general moratorium on commercial banking activities in New York declared by either U.S. federal or New York state authorities or a general moratorium on commercial banking activities in the United Kingdom declared by authorities in the United Kingdom, the effect of which in the case of (i), (ii) or (iii), in the judgment of the Representatives after consultation with the Company, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Statutory Prospectus and the Prospectus as amended or supplemented;

(i) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities, certificates of directors or officers of the Company, reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery and as to the performance by the Company of all its obligations hereunder to be performed at or prior to such Time of Delivery, and the Company shall have furnished to the Representatives certificates of directors or officers of the Company, reasonably satisfactory to the Representatives, as to the matters set forth in Section 9(a) hereof; and

(j) The Company shall have furnished or caused to have furnished or caused to be furnished such other documents as reasonably requested by the Representatives and set forth in the Pricing Agreement.

10. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Statutory Prospectus, the Prospectus as amended or supplemented, the Pricing Disclosure Package, any Issuer Free Writing Prospectus, any “issuer information” (as defined in Rule 433(h)(2) under the Act) filed or required to be filed pursuant to Rule 433(d) under the Act and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Statutory Prospectus, the Pricing Disclosure Package, the Prospectus as amended or supplemented, any Issuer Free Writing Prospectus, any other prospectus relating to the Designated Securities or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use therein.

(b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Statutory Prospectus, the Pricing Disclosure Package, the Prospectus as amended or supplemented, any Issuer Free Writing Prospectus and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Statutory Prospectus, the Pricing Disclosure Package, the Prospectus, as amended or supplemented, any Issuer Free Writing Prospectus and any other prospectus relating to the

Designated Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

(d) If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and not joint.

(e) The obligations of the Company under this Section 10 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with this consent, is named in Registration Statement, as about to become a director of the Company), to the authorized representative of the Company in the United States and to each person, if any, who controls the Company within the meaning of the Act.

11. (a) If any Underwriter shall default in its obligation to subscribe for the Designated Securities for which it has agreed to subscribe under the Pricing Agreement relating to the Designated Securities at a Time of Delivery, the Representatives may in their discretion arrange for themselves or another party or other parties to subscribe for such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the subscription for such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to subscribe for such Designated Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the subscription for such Designated Securities, or the Company notifies the Representatives that it has so arranged for the subscription for such Designated Securities, the Representatives or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package, the Statutory Prospectus or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement, the Pricing Disclosure Package, the Statutory Prospectus or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 11 with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

(b) If, after giving effect to any arrangements for the subscription for the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount or number of such Designated Securities which remains unsubscribed for does not exceed one-eleventh of the aggregate principal amount or number of all the Designated Securities to be subscribed for at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to subscribe for the Designated Securities for which such Underwriter agreed to subscribe hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to subscribe for its pro rata share (based on the principal amount or number of Designated Securities for which such Underwriter agreed to subscribe hereunder) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the subscription for the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount or number of such Designated Securities which remains unsubscribed for exceeds one-eleventh of the aggregate principal amount or number of all the Designated Securities to be subscribed for at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to subscribe for Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

12. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Designated Securities.

13. If any Pricing Agreement shall be terminated pursuant to Section 11 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Security covered by such Designated Securities except as provided in Section 8 and Section 10 hereof; but, if for any other reason, any Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the subscription for, sale and delivery of the such Designated Securities not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Section 8 and Section 10 hereof.

14. In all dealings hereunder, the Representatives of the Underwriters of the Designated Securities shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such Representatives, if any, as may be designated for such purpose in the Pricing Agreement relating to such Designated Securities.

All statements, requests, notices and agreements hereunder shall be in writing or by telegram, promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the Representatives as set forth in the Pricing Agreement relating to the Designated Securities; and if to the Company shall be delivered or sent by registered mail to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 10(c) hereof shall be delivered or sent by registered mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

15. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16. The Company acknowledges and agrees that: (i) the issue and subscription of the Designated Securities pursuant to this Agreement and each Pricing Agreement, including the determination of the public offering price of the Designated Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand; (ii) in connection with each transaction contemplated hereby and the process leading to each such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its affiliates (other than, if applicable, itself), stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

17. The Company agrees that any legal suit, action or proceeding brought by any Underwriter or by any person controlling any Underwriter, arising out of or based upon this Agreement or any Pricing Agreement may be instituted in any state or federal court in The City and State of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the jurisdiction of such courts in any such proceeding. The Company hereby designates Barclays Bank PLC (New York Branch) as its authorized agent (the “Authorized Agent”) upon which process may be served in any action based on this Agreement or any Pricing Agreement which may be instituted in any state or federal court in The City and State of New York by an Underwriter and expressly accepts the jurisdiction of any such court in respect of such action. Such designation shall be irrevocable. The Company represents and warrants that it will cause Barclays Bank PLC (New York Branch) to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such designation in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company (mailed or delivered to the Company at its respective address as aforesaid) shall be deemed, in every respect, effective service of process upon the Company. Notwithstanding the foregoing, any action based on this Agreement or any Pricing Agreement may be instituted by any Underwriter in any competent court in England.

18. Time shall be of the essence of each Pricing Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

19. This Agreement and each Pricing Agreement shall be governed by, and construed in accordance, with the laws of the State of New York.

20. Where a resolution measure is taken in relation to any BRRD undertaking or any member of the same group as that BRRD undertaking and that BRRD undertaking or any member of the same group as that BRRD undertaking is a party to this Agreement (any such party to this Agreement or the Pricing Agreement being an “Affected Party”), each other party to this Agreement or the Pricing Agreement, as applicable, agrees that it shall only be entitled to exercise any termination right under this Agreement or the Pricing Agreement, as applicable, against the Affected Party to the extent that it would be entitled to do so under the Special Resolution Regime if this Agreement or the Pricing Agreement, as applicable, were governed by the laws of any part of the United Kingdom. For the purpose of this clause, “resolution measure” means a ‘crisis prevention measure,’ ‘crisis management measure’ or ‘recognised third-country resolution action,’ each with the meaning given in the “PRA Rulebook: CRR Firms and Non-Authorised Persons: Stay in Resolution Instrument 2015,” as may be amended from time to time (the “PRA Contractual Stay Rules”), provided, however, that ‘crisis prevention measure’ shall be interpreted in the manner outlined in Rule 2.3 of the PRA Contractual Stay Rules; “BRRD undertaking,” “group,” “Special Resolution Regime” and “termination right” have the respective meanings given in the PRA Contractual Stay Rules.

21. Notwithstanding and to the exclusion of any other term of this Agreement, the Pricing Agreement or any other agreements, arrangements, or understanding between the parties, each party acknowledges and accepts that a BRRD Liability arising under this Agreement or the Pricing Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledges, accepts, and agrees to be bound by:

(a) the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of each Covered Party to it under this Agreement or the Pricing Agreement, that (without limitation) may include and result in any of the following, or some combination thereof;

(i) the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(ii) the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the relevant Covered Party or another person, and the issue to or conferral on the other party of such shares, securities or obligations;

(iii) the cancellation of the BRRD Liability; or

(iv) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period;

(b) the variation of the terms of this Agreement or the Pricing Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

For these purposes:

“Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.

“Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation.

“BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

“Covered Party” means any party subject to the Bail-in Legislation.

“EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/pages.aspx?p=499.

“BRRD Liability” means a liability in respect of which the relevant Write Down and Conversion Powers in the applicable Bail-in Legislation may be exercised.

“Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the relevant Covered Party.

22. Each Pricing Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

Very truly yours,

BARCLAYS PLC

Name:
Title: Date:

[Signature Page to Debt Securities Underwriting Agreement]

Annex 1

Pricing Agreement

[●]

[●]

As representative of the several Underwriters

named in Schedule I (the “Representative”)

Ladies and Gentlemen:

Barclays PLC (the “Company”) proposes to issue $[●] aggregate principal amount of [●]% [Senior][Subordinated] Notes due [●] (the “Notes”). Each of the Underwriters hereby undertakes to purchase at the subscription price set forth in Schedule II hereto, the amount of Notes set forth opposite the name of such Underwriter in Schedule I hereto, such payment to be made at the Time of Delivery set forth in Schedule II hereto. The obligations of the Underwriters hereunder are several but not joint.

Each of the provisions of the Underwriting Agreement—Standard Provisions, dated [●] (the “Underwriting Agreement”), is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation and warranty as of the date of the Prospectus and also a representation and warranty as of the date of this Agreement in relation to the Prospectus as amended or supplemented relating to the Notes. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representative designated to act on behalf of each of the Underwriters of Designated Securities pursuant to Section 14 of the Underwriting Agreement and the address referred to in such Section 14 is set forth in Schedule II hereto.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

The Applicable Time for purposes of this Pricing Agreement is [●] New York time on [●]. Each “free writing prospectus” as defined in Rule 405 under the Securities Act for which each party hereto has received consent to use in accordance with Section 7 of the Underwriting Agreement is listed in Schedule III hereto and is attached as Exhibit A hereto.

Solely for the purposes of the requirements of Article 9(8) of the MiFID Product Governance rules under EU Delegated Directive 2017/593 (the “Product Governance Rules”) regarding the mutual responsibilities of manufacturers under the Product Governance Rules, (a) [●]/[each of the Underwriters designated a Manufacturer on Schedule II hereto] ([each a]/[the] “Manufacturer” [and together “the Manufacturers”]) acknowledges [to each other Manufacturer] that it understands the responsibilities conferred upon it under the Product Governance Rules relating to each of the product approval process, the target market and the proposed distribution channels as applying to the Notes and the related information set out in the [Registration Statement, the Prospectus, any Preliminary Prospectus, any Free Writing Prospectus or Issuer Free Writing Prospectus and any other announcements] in connection with the Notes and (b) each of the Underwriters that is not a Manufacturer and the Company note the application of the Product Governance Rules and acknowledge the target market and distribution channels identified as applying to the Notes by the Manufacturer[s] and the related information set out in the [Registration Statement, the Prospectus, any Preliminary Prospectus, any Free Writing Prospectus or Issuer Free Writing Prospectus and any other announcements] in connection with the Notes.

If the foregoing is in accordance with your understanding, please sign and return to us the counterpart hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters on the one hand and the Company on the other.

[Signature Page Follows]

Very truly yours,

BARCLAYS PLC

Name:
Title:

Accepted as of the date hereof

at New York, New York

On behalf of itself and each of the other Underwriters

[●]

Name:
Title:

[Signature Page to Debt Securities Pricing Agreement]

SCHEDULE I

Underwriter	Principal Amount of Notes
[●]	$	[●]
[●]	$	[●]
[●]	$	[●]
Total	$	[●]

SCHEDULE II

Title of Designated Securities:

[●]% [Senior][Subordinated] Notes due [●]

Price to Public:

[●]% of principal amount

Subscription Price by Underwriters:

[●]% of principal amount

Form of Designated Securities:

The Notes will be represented by one or more global notes registered in the name of Cede & Co., as nominee of The Depository Trust Company issued pursuant to the [Senior Debt Indenture dated January 17, 2018] [Dated Subordinated Debt Indenture dated May 9, 2017] between Barclays PLC and The Bank of New York Mellon.

Securities Exchange, if any:

[None] [●]

Maturity Date:

The stated maturity of the principal of the Notes will be [●].

Interest Rate:

Interest will accrue on the Notes from the date of their issuance. Interest will accrue on the Notes at a rate of [●]% per year from and including the date of issuance.

Interest Payment Dates:

Interest will be payable semi-annually in arrear on [●] and [●] of each year, commencing on [●].

Record Dates:

The Business Day immediately preceding each Interest Payment Date (or, if the Notes are held in definitive form, the 15th Business Day preceding each Interest Payment Date).

Sinking Fund Provisions:

No sinking fund provisions.

Optional Redemption:

[The Notes are redeemable as described under “Description of [Senior][Subordinated] Notes—Optional Redemption” in the Prospectus Supplement (as defined below).]

Tax Redemption:

[The Notes are redeemable as described under “Description of Debt Securities—Redemption—Redemption for Tax Reasons” in the Prospectus Supplement (as defined below).]

Regulatory Event Redemption:

[The Notes are redeemable as described under “Description of Subordinated Notes—Regulatory Event Redemption” in the Prospectus Supplement (as defined below).]

Time of Delivery:

[●] by [9:30 a.m.] New York time.

Specified Funds for Payment of Subscription Price of Designated Securities:

By wire transfer to a bank account specified by the Company in same day funds.

Value Added Tax:

(a) If the Company is obliged to pay any sum to the Underwriters under this Agreement and any value added tax (“VAT”) is properly charged on such amount, the Company shall pay to the Underwriters an amount equal to such VAT on receipt of a valid VAT invoice;

(b) If the Company is obliged to pay a sum to the Underwriters under this Agreement for any fee, cost, charge or expense properly incurred under or in connection with this Agreement (the “Relevant Cost”) and no VAT is payable by the Company in respect of the Relevant Cost under paragraph (a) above, the Company shall pay to the Underwriters an amount which:

(i) if for VAT purposes the Relevant Cost is consideration for a supply of goods or services made to the Underwriters, is equal to any input VAT incurred by the Underwriters on that supply of goods and services, but only if and to the extent that the Underwriters are unable to recover such input VAT from HM Revenue & Customs (whether by repayment or credit) provided, however, that the Underwriters shall reimburse the Company for any amount paid by the Company in respect of irrecoverable input VAT pursuant to this paragraph (i) if and to the extent such input VAT is subsequently recovered from HM Revenue & Customs (whether by repayment or credit);

(ii) if for VAT purposes the Relevant Cost is a disbursement properly incurred by the Underwriters under or in connection with this Agreement as agent on behalf of the Company, is equal to any VAT paid on the Relevant Cost by the Underwriters provided, however, that the Underwriters shall use best endeavors to procure that the actual supplier of the goods or services which the Underwriters received as agent issues a valid VAT invoice to the Company.

Closing Location:

[●]

Name and address of Representative:

Designated Representative: [●]

Address for Notices:

[●]

Selling Restrictions:

Each Underwriter has represented, warranted and agreed with the Company that, in connection with the distribution of the Designated Securities,

[(i) (1) it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business; and (2) it has not offered or sold and will not offer or sell any securities other than to persons:

(A) whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses; or

(B) who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses,

where the issue of the securities would otherwise constitute a contravention of Section 19 of the Financial Services and Markets Act 2000, as amended (the “FSMA”) by the Company;]

[(ii)] directly or indirectly, it (1) has only communicated or caused to be communicated, and will only communicate or cause to be communicated, any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any Designated Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and (2) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Designated Securities in, from or otherwise involving the United Kingdom.

[Each Underwriter has represented, warranted and agreed with the Company that it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Designated Securities to any retail investor in the European Economic Area. For the purposes of this provision, the expression “retail investor” means a person who is one (or more) of the following:

(i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or

(ii) a customer within the meaning of Directive 2002/92/EC (as amended), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or

(iii) not a qualified investor as defined in the Prospectus Directive; and

the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Designated Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Designated Securities.]

[Section 3(b) of the Underwriting Agreement does not apply. Therefore, each Underwriter has represented, warranted and agreed with the Company that in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”) with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of the Designated Securities to the public in that Relevant Member State, other than, from and including the Relevant Implementation Date:

(i) Qualified investors: at any time to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(ii) Fewer than 150 offerees: at any time to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the relevant Underwriter or Underwriters nominated by the Company for any such offer; or

(iii) Other exempt offers: at any time in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided, that no such offer of the Designated Securities shall require any Underwriter or the Company to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of the Designated Securities to the public” in relation to any Designated Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Designated Securities to be offered so as to enable an investor to decide to purchase or subscribe the Designated Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC (as amended including by Directive 2010/73/EU) and includes any relevant implementing measure in each Relevant Member State.]

Each Underwriter has represented, warranted and agreed with the Company, with respect to sales of the Designated Securities in Canada, that, directly or indirectly, it shall sell the Designated Securities only to purchasers purchasing as principal that are both “accredited investors” as defined in National Instrument 45-106 Prospectus Exemptions or section 73.3 of the Securities Act (Ontario) and “permitted clients” as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

[Manufacturers:

[●]

[●]]

Other Terms and Conditions:

As set forth in the prospectus supplement dated [●] relating to the Notes (the “Prospectus Supplement”), incorporating the Prospectus dated [●] relating to the Notes.

SCHEDULE III

Issuer Free Writing Prospectus:

Final Term Sheet, dated [●], attached hereto as Exhibit A.

EXHIBIT A

Final Term Sheet, dated [●]